UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 8, 2024

Perpetua Resources Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-39918	98-1040943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 S. 8th Street, Ste. 201 Boise, Idaho	83702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 901-3060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	PPTA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 8, 2024, Perpetua Resources Corp. (the “Company”) announced that it received a non-binding and conditional Letter of Interest from the Export-Import Bank of the United States (“EXIM”) for potential debt financing of up to $1.8 billion through EXIM’s “Make More in America” and “China and Transformational Exports Program” (“CTEP”) initiatives.

The Letter of Interest states: “We are pleased to extend this Letter of Interest in support of the proposed capital funding plan by Perpetua Resources Idaho Inc. for the Stibnite-Gold Project. Based on the preliminary information submitted regarding expected U.S. exports and U.S. jobs supported by this project, EXIM may be able to consider potential financing of up to $1,800,000,000.00 of the project’s costs with a repayment tenor of 15 years under EXIM’s Make More in America initiative.”

The Letter of Interest indicates the transaction may also be eligible for special consideration under Section 402 of EXIM’s 2019 reauthorization (P.L. 116-94), which directs EXIM to take steps to mitigate the competitive impact of export support provided by the People’s Republic of China and other covered countries for opportunities such as this one under EXIM’s CTEP initiative.

The Company expects to submit a formal application to EXIM in 2024. Upon receipt of an application for financing, EXIM will conduct the due diligence necessary to determine if a final commitment may be issued. Any final commitment will be dependent on meeting EXIM’s underwriting criteria, authorization process, finalization and satisfaction of terms and conditions. All final commitments must comply with EXIM policies as well as program, legal and eligibility requirements, including completion of the ongoing National Environmental Policy Act process which is expected to be completed by the end of the year.

Cautionary Statement

Investors should be aware that the Letter of Interest is non-binding and conditional, and does not represent a financing commitment. A funding commitment is conditional upon completing the application, due diligence and underwriting process and receiving all required approvals. There can be no assurance of the amount of committed financing, if any, or the timing of any such commitment. Statements contained in this Current Report that are not historical facts are “forward-looking information” or “forward-looking statements” within the meaning of applicable Canadian securities legislation and the United States Private Securities Litigation Reform Act of 1995. Forward-Looking Information involves known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the Forward-Looking Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERPETUA RESOURCES CORP.

Dated: April 8, 2024	By:	/s/ Jessica Largent
Jessica Largent
Chief Financial Officer